UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2020

LIGHTBRIDGE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-34487	91-1975651
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11710 Plaza America Drive, Suite 2000
Reston, VA 20190
(Address of principal executive offices, including zip code)

(571) 730-1200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Each Exchange on Which Registered:
Common Stock, $0.001 par value	LTBR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, Lightbridge Corporation (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on September 3, 2020. At the Annual Meeting, the Company’s stockholders approved the Lightbridge Corporation 2020 Omnibus Incentive Plan (the “2020 Plan”). The Company’s Board of Directors approved the 2020 Plan on March 9, 2020, subject to stockholder approval at the Annual Meeting.

A summary of the 2020 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting (the “2020 Proxy Statement”) filed with the Securities and Exchange Commission on July 27, 2020 and is incorporated herein by reference. That summary of the 2020 Plan does not purport to be complete and is qualified in its entirety by the full text of the 2020 Plan, which is filed as Appendix A to the 2020 Proxy Statement and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting virtually on September 3, 2020. At the Annual Meeting, the Company’s stockholders voted on: (i) the election of five director nominees, (ii) the approval of the 2020 Plan, (iii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers, and (iv) ratification of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2020. The results of the votes are set forth below.

Proposal No. 1 – Election of Directors

The following nominees were elected as directors by the votes indicated to serve until the Company’s next annual meeting of stockholders, as set forth in the 2020 Proxy Statement:

Nominee	For	Withheld	Broker-Non Vote
Seth Grae	986,782	121,045	1,558,317
Thomas Graham, Jr.	1,044,696	63,131	1,558,317
Victor Alessi	1,020,899	86,928	1,558,317
Kathleen Kennedy Townsend	1,019,381	88,446	1,558,317
Daniel Magraw	1,020,889	86,938	1,558,317

Proposal No. 2 – Approval of the 2020 Plan

The proposal to approve the 2020 Plan as described in the 2020 Proxy Statement was approved by the stockholders by the following vote:

For	Against	Abstain	Broker-Non Vote
720,882	355,063	31,882	1,558,317

Proposal No. 3 – Advisory Vote on Executive Compensation

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the 2020 Proxy Statement was approved by the stockholders by the following vote:

For	Against	Abstain	Broker-Non Vote
722,647	354,311	30,869	1,558,317

Proposal No. 4 – Ratification of Auditors

The proposal to ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was approved by the stockholders by the following vote:

For	Against	Abstain
2,554,811	74,994	36,339

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTBRIDGE CORPORATION

Dated: September 3, 2020	By:	/s/ Seth Grae
	Name:	Seth Grae
	Title:	President and Chief Executive Officer

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